Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of West of Hudson Group, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of West of Hudson Group, Inc. and subsidiaries (“the Company”) as of June 30, 2020, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the period from January 2, 2020 (inception) to June 30, 2020, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2020, and the results of its operations and its cash flows for the period from January 2, 2020 (inception) to June 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has net loss from inception. This factor raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to this matter is also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Company’s auditor since 2020.

Spokane, Washington

November 12, 2020

F-1

West of Hudson Group, Inc.

Consolidated Balance Sheet

As of June 30,
2020
Assets
Current assets:
Cash and cash equivalents	$15,185
Accounts receivable	1,050
Subscription receivable	100
Other current assets	84,000
Total current assets	100,335

Property, plant, and equipment, net	57,760
Total assets	$158,095

Liabilities and stockholder’s equity (deficit)
Current liabilities:
Accounts payable	$43,241
Deferred revenue	20,000
Total current liabilities	63,241

Notes payable - related party	1,062,538
Total liabilities	1,125,779

Commitments and contingencies	–

Stockholder’s equity:
Common stock, par value $0.0001, authorized 1,000 shares; 100 shares issued and outstanding at June 30, 2020	–
Preferred stock, par value $0.0001, authorized 100 shares; 0 shares issued and outstanding at June 30, 2020	–
Additional paid-in capital	15,525
Accumulated deficit	(983,209)
Total stockholder’s equity (deficit)	(967,684)
Total liabilities and stockholder’s equity (deficit)	$158,095

See Accompanying Notes to Consolidated Financial Statements.

F-2

West of Hudson Group, Inc.

Consolidated Statement of Operations

For the Period from January 2 to June 30,
2020

Total Revenue, net	$95,534
Cost of sales	90,206
Gross profit	5,328

Operating expenses:
Selling, general, and administrative	494,515
Rent expense	239,597
Impairment of goodwill	240,000
Total operating expenses	974,112

Operating loss	(968,784)

Other (income) expenses:
Interest expense	(15,425)
Other income (expense)	1,000
Income (loss) before income taxes	(983,209)

Income tax (benefit) expense	–
Net income (loss)	$(983,209)

Basic and diluted weighted average shares outstanding	23

Basic and diluted net loss per share	$(43,165)

See Accompanying Notes to Consolidated Financial Statements.

F-3

West of Hudson Group, Inc.

Consolidated Statement of Stockholder’s Equity

							Total
	Common Stock		Preferred Shares		Paid-In	Accumulated	Stockholder’s
	Shares	Amount	Shares	Amount	Capital	Deficit	Equity
Inception at January 2, 2020	-	$-	-	$-	$-	$-	$-
Shares issued to founders	100	-	-	-	100	-	100
Imputed interest	-	-	-	-	15,425	-	15,425
Net loss	-	-	-	-	-	(983,209)	(983,209)
Balance at June 30, 2020	100	-	-	$-	$15,525	$(983,209)	$(967,684)

See Accompanying Notes to Consolidated Financial Statements.

F-4

West of Hudson Group, Inc.

Consolidated Statement of Cash Flow

For the Period from January 2 to June 30,
2020
Cash flows from operating activities:
Net loss	$(983,209)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	2,940
Imputed interest	15,425
Impairment of intangible assets	240,000
Net changes in operating assets & liabilities:
Accounts receivable	(1,050)
Inventory	–
Deposits and other current assets	(84,000)
Subscription receivable	–
Other assets	–
Accounts payable and accrued liabilities	63,241
Other payable	–
Net cash used in operating activities	(746,653)

Cash flows from investing activities:
Purchases of property, plant, and equipment	(60,700)
Cash paid for Tongji public shell company	(240,000)
Net cash used in investing activities	(300,700)

Cash flows from financing activities:
Borrowings from related party	1,062,538
Advance to related party	-
Borrowings from loan payable	-
Net cash provided by financing activities	1,062,538

Net increase in cash and cash equivalents	15,185
Cash and cash equivalents at beginning of period	–
Cash and cash equivalents at end of period	$15,185

Supplemental disclosure of cash flow information
Cash paid during the period for:
Interest	$-
Income taxes	$-

Supplemental disclosure of non-cash investing and financing Activities:
Cash received for issuance of founder’s shares	$100

See Accompanying Notes to Consolidated Financial Statements.

F-5

WEST OF HUDSON GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2020

NOTE 1 - ORGANIZATION AND OPERATIONS

West of Hudson Group, Inc. (“WOHG” or “Company”) was incorporated in the State of Delaware on May 19, 2020. The Company is an entertainment company engaged in the sale of own brand products, e-commerce platform advertising, and promotion for other companies on their social media accounts.

WHP Entertainment LLC (“Doiyen”) was incorporated in the State of California on January 2, 2020 and renamed to Doiyen LLC in July 7, 2020 and 100% owned by WOHG. During the period ended June 30, 2020, Doiyen was the only operating entity with activities.

WOH Brands, LLC (“WOH”), Oopsie Daisy Swimwear, LLC (“Oopsie”), and DAK Brands, LLC (“DAK”) was incorporated in the State of Delaware on May 13, 2020 and 100% owned by WOHG. The Company also acquired Tongji Healthcare Group, Inc. on May 29, 2020.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The interim consolidated financial statements reflects all adjustments (consisting of normal recurring accruals and adjustments) which are, in the opinion of management, necessary to fairly present the operating results for the respective periods. The results of the period ended June 30, 2020 are not necessarily indicative of the results to be expected for the full year ending December 31, 2020.

Principles of Consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant inter-company transactions and balances have been eliminated in consolidation.

Use of Estimates

In preparing consolidated financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the dates of the consolidated financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Significant estimates and assumptions made by management include, but are not limited to, revenue recognition, the allowance for bad debt, useful life of fixed assets, income taxes and unrecognized tax benefits, valuation allowance for deferred tax assets, and assumptions used in assessing impairment of long-lived assets. Actual results could differ from those estimates.

F-6

Cash and Cash Equivalents

Cash equivalents consist of highly liquid investments with maturities of three months or less when purchased. Cash and cash equivalents are on deposit with financial institutions without any restrictions.

Advertising

Advertising costs are expensed when incurred and are included in selling, general, and administrative expense in the accompanying consolidated statements of operations. We incurred advertising expenses of $21,270 for the period ended June 30, 2020.

Revenue Recognition

In May 2014 the FASB issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes all existing revenue recognition requirements, including most industry specific guidance. This new standard requires a company to recognize revenues when it transfers goods or services to customers in an amount that reflects the consideration that the company expects to receive for those goods or services. The FASB subsequently issued the following amendments to ASU No. 2014-09 that have the same effective date and transition date: ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations; ASU No. 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing; ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients; and ASU No. 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers. The Company adopted these amendments with ASU 2014-09 (collectively, the new revenue standards).

Under the new revenue standards, the Company recognizes revenues when its customer obtains control of promised goods or services, in an amount that reflects the consideration which it expects to receive in exchange for those goods. The Company recognizes revenues following the five step model prescribed under ASU No. 2014-09: (i) identify contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenues when (or as) we satisfy the performance obligation. The Company recognized revenue from providing temporary and permanent staffing solutions and sale of consumer products.

The Company generates revenue from its managed services when a marketer (typically a brand, agency or partner) pays the Company to provide custom content, influencer marketing, amplification or other campaign management services (“Managed Services”)

F-7

The Company maintains separate arrangements with each marketer and content creator either in the form of a master agreement or terms of service, which specify the terms of the relationship and access to its platforms, or by statement of work, which specifies the price and the services to be performed, along with other terms. The transaction price is determined based on the fixed fee stated in the statement of work and does not contain variable consideration. Marketers who contract with the Company to manage their advertising campaigns or custom content requests may prepay for services or request credit terms. The agreement typically provides for either a non-refundable deposit, or a cancellation fee if the agreement is canceled by the customer prior to completion of services. Billings in advance of completed services are recorded as a contract liability until earned. The Company assesses collectability based on a number of factors, including the creditworthiness of the customer and payment and transaction history.

For Managed Services Revenue, the Company enters into an agreement to provide services that may include multiple distinct performance obligations in the form of: (i) an integrated marketing campaign to provide influencer marketing services, which may include the provision of blogs, tweets, photos or videos shared through social network offerings and content promotion, such as click-through advertisements appearing in websites and social media channels; and (ii) custom content items, such as a research or news article, informational material or videos. Marketers typically purchase influencer marketing services for the purpose of providing public awareness or advertising buzz regarding the marketer’s brand and they purchase custom content for internal and external use. The Company may provide one type or a combination of all types of these performance obligations on a statement of work for a lump sum fee. The Company allocates revenue to each performance obligation in the contract at inception based on its relative standalone selling price. These performance obligations are to be provided over a stated period that generally ranges from one day to one year. Revenue is accounted for when the performance obligation has been satisfied depending on the type of service provided. The Company views its obligation to deliver influencer marketing services, including management services, as a single performance obligation that is satisfied at the time as the customer receives the benefits from the services.

Based on the Company’s evaluations, revenue from Managed Services is reported on a gross basis because the Company has the primary obligation to fulfill the performance obligations and it creates, reviews and controls the services. The Company takes on the risk of payment to any third-party creators and it establishes the contract price directly with its customers based on the services requested in the statement of work. The contract liabilities as of June 30, 2020 was $20,000.

Accounts Receivable

The Company’s accounts receivable arises from providing services. The Company does not adjust its receivables for the effects of a significant financing component at contract inception if it expects to collect the receivables in one year or less from the time of sale. The Company does not expect to collect receivables greater than one year from the time of sale.

The Company’s policy is to maintain an allowance for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Amounts determined to be uncollectible are charged or written-off against the reserve. As of June 30, 2020, there was $0 for bad debt allowance for accounts receivable.

F-8

Property, plant and equipment, net

Plant and equipment are stated at cost less accumulated depreciation and impairment. Depreciation of property, plant and equipment and are calculated on the straight-line method over their estimated useful lives or lease terms generally as follows:

Classification	Useful Life
Equipment	3 years

Lease

On January 2, 2019, the Company adopted Financial Accounting Standards Board, or FASB, Accounting Standards Codification Topic 842, Leases, or ASC 842, using the modified retrospective transition method with a cumulative effect adjustment to accumulated deficit as of January 1, 2019, and accordingly, modified its policy on accounting for leases as stated below. As described under “Recently Adopted Accounting Pronouncements,” below, the primary impact of adopting ASC 842 for the Company was the recognition in the consolidated balance sheet of certain lease-related assets and liabilities for operating leases with terms longer than 12 months.

The Company’s leases primarily consist of facility leases which are classified as operating leases. The Company assesses whether an arrangement contains a lease at inception. The Company recognizes a lease liability to make contractual payments under all leases with terms greater than twelve months and a corresponding right-of-use asset, representing its right to use the underlying asset for the lease term. The lease liability is initially measured at the present value of the lease payments over the lease term using the collateralized incremental borrowing rate since the implicit rate is unknown. Options to extend or terminate a lease are included in the lease term when it is reasonably certain that the Company will exercise such an option. The right-of-use asset is initially measured as the contractual lease liability plus any initial direct costs and prepaid lease payments made, less any lease incentives. Lease expense is recognized on a straight-line basis over the lease term.

Leased right-of-use assets are subject to impairment testing as a long-lived asset at the asset-group level. The Company monitors its long-lived assets for indicators of impairment. As the Company’s leased right-of-use assets primarily relate to facility leases, early abandonment of all or part of facility as part of a restructuring plan is typically an indicator of impairment. If impairment indicators are present, the Company tests whether the carrying amount of the leased right-of-use asset is recoverable including consideration of sublease income, and if not recoverable, measures impairment loss for the right-of-use asset or asset group.

Income Taxes

The Company accounts for income taxes using the asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. In estimating future tax consequences, the Company generally considers all expected future events other than enactments of changes in the tax law. For deferred tax assets, management evaluates the probability of realizing the future benefits of such assets. The Company establishes valuation allowances for its deferred tax assets when evidence suggests it is unlikely that the assets will be fully realized.

F-9

The Company recognizes the tax effects of an uncertain tax position only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date and then only in an amount more likely than not to be sustained upon review by the tax authorities. Income tax positions that previously failed to meet the more likely than not threshold are recognized in the first subsequent financial reporting period in which that threshold is met. Previously recognized tax positions that no longer meet the more likely than not threshold are derecognized in the first subsequent financial reporting period in which that threshold is no longer met. The Company classifies potential accrued interest and penalties related to unrecognized tax benefits within the accompanying consolidated statements of operations and comprehensive income (loss) as income tax expense.

The Company has not completed a full fiscal year and has not filed an income tax return and incurred net operating losses from inception to June 30, 2020. The net operating losses that has future benefits will be recorded as $205,090 deferred tax assets, but net with 100% valuation allowance until the Company expected to realize this deferred tax assets in the future.

Basic Income (Loss) Per Share

Under the provisions of ASC 260, “Earnings per Share,” basic loss per common share is computed by dividing net loss available to common shareholders by the weighted average number of shares of common stock outstanding for the periods presented. Diluted net loss per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that would then share in the income of the Company, subject to anti-dilution limitations. There are no common stock equivalents as of June 30, 2020.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to credit risk consist primarily of accounts receivable. The Company does not require collateral or other security to support these receivables. The Company conducts periodic reviews of the financial condition and payment practices of its customers to minimize collection risk on accounts receivable.

Fair Value of Financial Instruments

The carrying value of cash, accounts receivable, other receivable, note receivable, other current assets, accounts payable, and accrued expenses, if applicable, approximate their fair values based on the short-term maturity of these instruments. The carrying amounts of debt were also estimated to approximate fair value.

F-10

The Company utilizes the methods of fair value (“FV”) measurement as described in ASC 820 to value its financial assets and liabilities. As defined in ASC 820, FV is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In order to increase consistency and comparability in FV measurements, ASC 820 establishes a FV hierarchy that prioritizes observable and unobservable inputs used to measure FV into three broad levels, which are described below:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The FV hierarchy gives the highest priority to Level 1 inputs.

Level 2: Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3: Unobservable inputs are used when little or no market data is available. The FV hierarchy gives the lowest priority to Level 3 inputs.

Related Parties

The Company follows subtopic 850-10 of the FASB ASC for the identification of related parties and disclosure of related party transactions. Pursuant to Section 850-10-20 related parties include:

a. affiliates of the Company; b. entities for which investments in their equity securities would be required, absent the election of the FV option under the FV Option Subsection of Section 825– 10–15, to be accounted for by the equity method by the investing entity; c. trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d. principal owners of the Company; e. management of the Company; f. other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g. other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of financial statements is not required in those statements.

The disclosures shall include: a. the nature of the relationship(s) involved; b. a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c. the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d. amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

F-11

Commitments and Contingencies

The Company follows subtopic 450-20 of the FASB ASC to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment.

In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates it is probable a material loss was incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time that these matters will have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

New Accounting Pronouncements

In June 2016, the FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). ASU 2016-13 requires companies to measure credit losses utilizing a methodology that reflects expected credit losses and requires a consideration of a broader range of reasonable and supportable information to inform credit loss estimates. ASU 2016-13 is effective for fiscal years beginning after December 15, 2022, including those interim periods within those fiscal years. We did not expect the adoption of this guidance have a material impact on its consolidated financial statements.

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

As reflected in the accompanying financial statements, the Company had a net loss of $983,209 for the period from January 2, 2020 to June 30, 2020. These factors among others raise substantial doubt about the Company’s ability to continue as a going concern.

F-12

While the Company is attempting to commence operations and generate revenues, the Company’s cash position may not be significant enough to support the Company’s daily operations. Management intends to raise additional funds by way of a public or private offering. Management believes that the actions presently being taken to further implement its business plan and generate revenues provide the opportunity for the Company to continue as a going concern. While the Company believes in the viability of its strategy to generate revenues and in its ability to raise additional funds, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate revenues.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 – FIXED ASSETS

Fixed assets, net consisted of the following:

	June 30, 2020	Estimated Useful Life

Equipment	$60,700	3 years

Property, plant, and equipment, gross	60,700
Less: accumulated depreciation and amortization	(2,940)
Property, plant, and equipment, net	$57,760

Depreciation expense was $2,940 for the period from January 2, 2020 to June 30, 2020.

NOTE 5 – GOODWILL

As of June 30, 2020, the Company paid cash of $240,000 for a public trading shell, Tongji Healthcare Group, Inc. The Company has no assets and liabilities as of the acquisition date on May 29, 2020 so the entire consideration was recorded as goodwill. The intention of this acquisition is to acquire Tongji Healthcare Group, Inc. for reverse merger purpose.

The Company impaired $240,000 goodwill for the period ended June 30, 2020 because Tongji Healthcare Group, Inc. do not expect to generate revenue and positive cash flows in the near future as of June 30, 2020

NOTE 6 – OTHER ASSETS

As of June 30, 2020, other assets consist of security deposit of $84,000 for operating lease and expire on March 2021.

NOTE 7 – NOTE PAYABLE, RELATED PARTY

For the period ended June 30, 2020, the Company signed a note payable agreement with the Company’s Chief Executive Officer for advances up to $5,000,000 at 0% interest rate. The entire balance has to be paid back on or before January 31, 2023. As of June 30, the Company has a balance of $1,062,538 owed to the Chief Executive Officer of the Company.

F-13

NOTE 8 – RELATED PARTY TRANSACTIONS

At June 30, 2020, the Company’s Chief Executive Officer had advanced $1,062,538 to the Company for payment of the Company’s operating expenses. The Company recorded $15,425 as imputed interest and recorded as additional paid in capital for the period from January 2, 2020 to June 30, 2020 from the loan advanced by the Company’s Chief Executive Officer.

NOTE 9 – STOCKHOLDERS’ EQUITY (DEFICIT)

Shares authorized

The Company is authorized to issue 1,000 shares of common stock with a par value of $0.0001 per share. As of June 30, 2020, 100 shares were issued and outstanding. The Company issued 100 shares for the period ended June 30, 2020 at $100. The amount was subsequently received in October 2020 as recorded as subscription receivable as of June 30, 2020.

The Company is authorized to issue 100 shares of preferred stock with a par value $.0001 per share. As of June 30, 2020, there are no preferred shares were issued and outstanding.

NOTE 10 – COMMITMENTS AND CONTINGENCIES

On January 30, 2020, the World Health Organization (“WHO”) announced a global health emergency because of a new strain of coronavirus originating in Wuhan, China (the “COVID-19 outbreak”), and the risks to the international community as the virus spreads globally beyond its point of origin. In March 2020, the WHO classified the COVID-19 outbreak as a pandemic, based on the rapid increase in exposure globally. The Company’s suppliers may decrease production levels based on factory closures and reduced operating hours in those facilities. Likewise, the Company is dependent on its workforce to deliver its products. Developments such as social distancing and shelter-in-place directives may impact the Company’s ability to deploy its workforce effectively. The full impact of the COVID-19 outbreak continues to evolve as of the date of this report. As such, it is uncertain as to the full magnitude that the pandemic will have on the Company’s financial condition, liquidity, and future results of operations.

Management is actively monitoring the impact of the global situation on its financial condition, liquidity, operations, suppliers, industry, and workforce. The Company cannot estimate the length or gravity of the impact of the COVID-19 outbreak at this time. If the pandemic continues, it may have a material effect on the Company’s results of future operations, financial position, and liquidity in the next 12 months.

On March 27, 2020, President Trump signed into law the “Coronavirus Aid, Relief, and Economic Security (CARES) Act.” The CARES Act, among other things, includes provisions relating to refundable payroll tax credits, deferment of employer side social security payments, net operating loss carryback periods, alternative minimum tax credit refunds, modifications to the net interest deduction limitations, increased limitations on qualified charitable contributions, and technical corrections to tax depreciation methods for qualified improvement property. It also appropriated funds for the SBA Paycheck Protection Program loans that are forgivable in certain situations to promote continued employment, as well as Economic Injury Disaster Loans to provide liquidity to small businesses harmed by COVID-19.

F-14

The Company continues to examine the impact that the CARES Act may have on our business. Currently, management is unable to determine the total impact that the CARES Act will have on our financial condition, results of operations, or liquidity.

NOTE 11 – SUBSEQUENT EVENTS

The Company has evaluated events subsequent to June 30, 2020, to assess the need for potential recognition or disclosure in the consolidated financial statements. Such events were evaluated through November 12, 2020, the date and time the consolidated financial statements were issued, and it was determined that no subsequent events, except as follows, occurred that required recognition or disclosure in the consolidated financial statements.

Upon the completion of this audit as of and for the period ended June 30, 2020, Tongji Healthcare Group, Inc. and WOHG merged by share for share exchange. The Merger was accounted for as a reverse-merger and recapitalization in accordance with generally accepted accounting principles in the United States (“GAAP”). WOHG is the acquirer for financial reporting purposes and Tongji Healthcare Group, Inc. is the acquired company. Consequently, the assets and liabilities and the operations that are reflected in the historical financial statements prior to the Merger are those of WOHG and are recorded at the historical cost basis of WOHG and the consolidated financial statements after completion of the Merger include the assets and liabilities of the Company and WOHG., historical operations of WOHG and operations of the Company from the closing date of the Merger.

On July 28, 2020 and August 5, 2020, the Company entered into an Independent Director Agreement and Director Agreement, respectively, with directors of the Company pursuant to which, among other things, each of these directors will be compensated with Common Stock of the Company having a fair market value of $25,000 at the end of each calendar quarter served as a director of the Company.

On August 3, 2020, the Company entered into a lease agreement for a term ending July 31, 2021 for $50,000 a month, for the purpose of housing Clubhouse FTB members (now housing Not A Content House members.)

On September 4, 2020, the Company’s Chief Executive Officer entered into a one year lease agreement for $40,000 a month for the purpose of housing the Not A Content House members, which the Company has agreed to reimburse him for.

On September 6, 2020, the Company entered into an agreement with the Red Farm property in Iklin Malta for the purpose of housing Clubhouse Europe influencers for a period of two months for four thousand euros per month and to be extended month to month thereafter.

As of November 10, 2020, the Company’s Chief Executive Officer advanced an additional $1,044,911.21 to the Company to pay the Company’s operating expenses.

F-15